EXHIBIT 21.1

Subsidiaries	Jurisdiction
100 Oaks Plaza, LLC	Delaware
1020 68th Avenue NE Nominee Inc.	Ontario
1100 Burloak Nominee Inc.	Ontario
156 William Street REIT LLC	Delaware
16M, LLC	Delaware
180 Walker Drive Nominee Inc.	Ontario
2 International Nominee Inc.	Ontario
2000 Marina LLC	Delaware
2233 Argentia Nominee, Inc.	Ontario
2425 Matheson Nominee Inc.	Ontario
30 International Nominee Inc.	Ontario
3001 BM Nominee Inc./ Fiuciaire 3001 BM Inc.	Ontario
3500 TC Nominee Inc. / Fiduciaire 3500 TC Inc.	Ontario
5420 NSR Nominee Inc.	Ontario
5515 NSR Nominee Inc.	Ontario
5575 NSR Nominee Inc.	Ontario
705 Union Station, LLC	Delaware
7260 12th Street SE Nominee Inc.	Ontario
800 Huntington Avenue LLC	Delaware
90 George Street Nominee Inc.	Ontario
901 King West Nominee Inc.	Ontario
Abacus Park General Partner Ltd	England
Abacus Park Nominee Ltd	England
Abacus Park Property General Partner Limited	England
ACREST PM GmbH	Germany
ACREST Property Group GmbH	Germany
ACREST Retail Management GmbH	Germany
ACREST Retail Planung GmbH	Germany
Advanced Technologies Group, Inc.	Illinois
Alaska UK (GP) Ltd	England
AMAS Limited	England
Área Zero Consulting de Arquitectura e Interiorismo, S.L.	Spain
Australian Valuation Solutions Pty Ltd	Australia
Avenue 9 Solutions Limited	England
Barwood LaSalle Land Trustee Ltd	England
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - 1st Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Dalian Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Dalian Integrated Facilities Management Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Guangzhou Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Harbin Branch	China

Subsidiaries	Jurisdiction
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Jinan Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Nan Hai Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Qingdao Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Shenyang Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Shenzhen Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Tianjin Branch	China
BEIJING JONES LANG LASALLE PROPERTY MANAGEMENT SERVICES CO. LTD. - Zhu Hai Branch	China
Beijing Jones Lang LaSalle Property Management Services Co., Ltd.	China
bluu City Limited	England
bluu Projects Limited	England
bluu Regions Limited	England
bluu Solutions Limited	England
bluuco limited	England
BRG International, LLC	Delaware
Business Products Group d/b/a Business Resource Group (BRG)	Delaware
Business Resource Holdings, Inc.	Delaware
Carolyn House (General Partner) Limited	England
CDW Real Estate GmbH	Germany
Chi Nhanh Cong ty TNHH Jones Lang LaSalle (Viet Nam) tai Ha Noi	Vietnam
Churston Heard Ltd	England
CIG III Technoparc Nominee Inc. / Fiduciaire CIG III Technoparc Inc.	Ontario
CIG IV Burloak Nominee Inc.	Ontario
Claygate Residential (General Partner) LLP	England
Claygate Residential (Nominee) Limited	England
CLIP Calgary Nominee Inc.	Ontario
CLIP Edmonton I Nominee Inc.	Ontario
CLIP Edmonton II Nominee Inc.	Ontario
CLIP Nominee Inc.	Ontario
CLIP TC Abrams Inc.	Ontario
Columba Holdings Pte. Ltd.	Singapore
Concentrador de Centros Comerciales	Mexico
Coppell Trade Center GP, LLC	Delaware
Coppell Trade Center L.P.	Delaware
Coppell Trade Center REIT, LLC	Delaware
Corporativo Inmobiliaria Los Mochis	Mexico
Corporativo Valle Oriente	Mexico
Corrigo Incorporated	California
CQA Logiport Pte. Ltd. (fka China Logistics VIII Pte. Ltd.)	Singapore
Creevy LLH Ltd	Scotland
Crescent Nominee Inc./Fiduciaire Crescent Inc.	Ontario
Creston Residential (General Partner) LLP	England

Subsidiaries	Jurisdiction
Creston Residential (Nominee) Limited	England
Dalian Jones Lang LaSalle Services Ltd	China
Development Partnership No 1 General Partner Ltd	England
Dorado Holdings Pte. Ltd.	Singapore
Dorado Retail Holdco Pte. Ltd.	Singapore
Dorado Retail Pte. Ltd.	Singapore
ECD Energy and Environment Canada Ltd.	Ontario
EID (General Partner) LLP	England
EID (Nominee) Limited	England
Eleven Eleven Construction Corporation	Illinois
ELPF Lafayette Manager, Inc.	Delaware
ELPF Slidell Manager, Inc.	Delaware
Environmental Governance Ltd	England
Europe Fund III (GP) LLP	England & Wales
Europe Fund III Alberta GP, Inc.	Delaware
Europe Fund III GP, LLC	Delaware
Five D Holdings Pty Ltd	Australia
Five D PNG Ltd	Papua New Guinea
Five D Property Management (ACT) Pty Ltd	Australia
FIVE D PROPERTY MANAGEMENT (NSW) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (NT) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (QLD) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (SA) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (TAS) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (VIC) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (WA) PTY LTD	Australia
Fox RPM Corp.	Delaware
German Offices Partnership General Partner Ltd	England
GIG Objekt B1 GmbH	Germany
Guangzhou Jones Lang LaSalle Property Services Company Limited	China
Guangzhou Yuexiu Urban Construction Jones Lang Lasalle Property Management Services Co., Ltd.	China
Guardian Property Asset Management Limited	Ireland
H Park Germany LP GmbH	Germany
H Park Germany Verwaltungs-GmbH	Germany
HG2 Limited	England
Homebay Residential Private Limited	India
Huntley, Mullaney, Spargo & Sullivan, LLC	California
I&G Lake Carolyn Apartments, LLC	Delaware
I&G Lantana, LLC	Delaware
IFM Services Finland OY	Finland
Inmobiliaria Jones Lang LaSalle Limitada	Chile
Integrated General Administration Services K.K.	Japan
J P Sturge Limited	England & Wales
J.L.W. Building Surveying Services	England
J.L.W. Estate Management Services	England
J.L.W. European Holdings Limited	England

Subsidiaries	Jurisdiction
J.L.W. Jones Limited	England
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
J.L.W. Trustees Limited	England
Japan H. L. Limited	England
JLL Puerto Rico Realty & Co., S. en C.	Puerto Rico
JLL 100	England
JLL 2002	England
JLL 2003 Limited	England
JLL Cambridge Limited	England
JLL Corporate Solutions - Servicos De Conservacaoe e Manutencao de Imoveis Ltd.	Brazil
JLL Corporate Solutions Holdings, Inc.	Delaware
JLL Corretagem e Trasacoes Imobiliarias Ltda.	Brazil
JLL Financial Services Limited	Ireland
JLL Investment Scottish Limited Partnership II	England & Wales
JLL Ltd	Ireland
JLL Mall Management K.K.	Japan
JLL Mortgage Services Pty Ltd	Australia
JLL Nevada, Inc.	Delaware
JLL Properties, LLC	Delaware
JLL Scottish II G.P., L.L.C.	Delaware
JLL Valuation & Advisory Services, LLC	Delaware
JLL/BWXT Naval Facility Experts LLC	Delaware
JLLBRR, LLC	Delaware
JLLCF DP Ltd	England
JLLINT, Inc.	Delaware
JLW (Mauritius) Limited	Mauritius
JLW Holdings (India) Limited	England
JLW Residential	England
JLW Staff Resources	England
Jones Lang Limited	England
Jones Lang LaSalle - Central Texas, LLC	Texas
JONES LANG LASALLE - CIEC CO., LTD.	China
Jones Lang LaSalle - Northeast, Inc.	Texas
Jones Lang LaSalle - Texas, Inc.	Texas
Jones Lang LaSalle & Compania Limitada	Nicaragua
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (Barbados) Ltd.	Barbados
Jones Lang LaSalle (Beijing) Consultants Limited	China
Jones Lang LaSalle (China) Limited	Hong Kong
Jones Lang LaSalle (Luxembourg) Secs	Luxembourg
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia

Subsidiaries	Jurisdiction
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Shenzhen) Commerce Consultants Ltd.	China
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Administration Gmbh	Germany
Jones Lang LaSalle Advisory Services Pty Limited	Australia
Jones Lang LaSalle AG	Switzerland
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle Arizona, LLC	Arizona
Jones Lang LaSalle Asia Holdings Ltd.	Cook Islands
Jones Lang LaSalle at Beaumont Hospitals, LLC	Michigan
Jones Lang LaSalle Australia Pty Limited	Australia
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware
Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Billion Management Services Limited	Hong Kong
Jones Lang LaSalle Brokerage, Inc.	Texas
Jones Lang LaSalle Building Operations Private Limited	India
Jones Lang LaSalle Capital Investments, Limited	England
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co-Investment, Inc.	Maryland
Jones Lang LaSalle Construction Company, Inc.	Massachusetts
Jones Lang LaSalle Constructions Kabushiki Kaisha	Japan
Jones Lang LaSalle Corporate Appraisal and Advisory Limited	Hong Kong
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle Corporate Property (VIC) Pty Limited	Australia
Jones Lang LaSalle Corporate Property Services Pty Limited	Australia
Jones Lang LaSalle d.o.o. (Croatia)	Croatia
Jones Lang LaSalle d.o.o. (Serbia)	Serbia
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Dorchester Limited	England & Wales
Jones Lang LaSalle Eastern European Services Limited	England
Jones Lang LaSalle Ecuador S.A. JLL ECUADOR	Ecuador
Jones Lang LaSalle Electronic Sarl	Luxembourg
Jones Lang LaSalle Engineering Services Ltd	England
Jones Lang LaSalle España, S.A.	Spain
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Resources Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Expertises SAS	France
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance Gmbh	Germany
Jones Lang LaSalle Finance Luxembourg S.N.C	Luxembourg
Jones Lang LaSalle Finance Luxembourg Sarl	Luxembourg

Subsidiaries	Jurisdiction
Jones Lang LaSalle Finance SNC	Luxembourg
Jones Lang LaSalle Finland Oy	Finland
Jones Lang LaSalle Florida Holdings, LP	Florida
Jones Lang LaSalle French Co-Investments, Inc.	Delaware
Jones Lang LaSalle Global Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang LaSalle Global Holdings BV	Netherlands
Jones Lang LaSalle Gmbh	Austria
Jones Lang LaSalle GmbH	Austria
Jones Lang LaSalle Great Lakes Corporate Real Estate Partners, LLC	Ohio
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Group Holding SNC	France
Jones Lang LaSalle Group Holdings BV	Netherlands
Jones Lang LaSalle Group Services Sp. z o.o.	Poland
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Gutland S.a.r.l.	Luxembourg
Jones Lang LaSalle Haiti, S.A.	Haiti
Jones Lang LaSalle Holding (SAS)	France
Jones Lang LaSalle Holding AB	Sweden
Jones Lang LaSalle Holding BV	Netherlands
Jones Lang LaSalle Holdings Gmbh & Co KG	Germany
Jones Lang LaSalle Holdings Limited	New Zealand
Jones Lang LaSalle Holdings Sp. z o.o.	Poland
Jones Lang LaSalle Holdings Yugen Kaisha	Japan
Jones Lang LaSalle Holdings, Inc.	Delaware
Jones Lang LaSalle Hotels (NSW) Pty Limited	Australia
Jones Lang LaSalle Hotels (QLD) Pty Limited	Australia
Jones Lang LaSalle Hotels (VIC) Pty Limited	Australia
Jones Lang LaSalle Hotels Limited	New Zealand
Jones Lang LaSalle Hotels Ltd	Hong Kong
Jones Lang LaSalle Hotels Participacoes Ltda.	Brazil
Jones Lang LaSalle Hotels S.A.	Brazil
Jones Lang LaSalle Innovation Development, L.L.C.	Delaware
Jones Lang LaSalle Insurance Services Ltd	England
Jones Lang LaSalle International Holdings Limited	England & Wales
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investments, LLC	Delaware
Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle Jamaica Limited	Jamaica
Jones Lang LaSalle Kabushki Kaisha	Japan
Jones Lang LaSalle Kenya Ltd	Kenya
Jones Lang LaSalle Lanka (Private) Limited	Sri Lanka
Jones Lang LaSalle Laser Ltd	England
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	England

Subsidiaries	Jurisdiction
Jones Lang LaSalle Limited	Korea, Republic of
Jones Lang LaSalle Limited	Hong Kong
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle Limited - CCB Tower Branch	Hong Kong
Jones Lang LaSalle Limited - Dorset House Branch	Hong Kong
Jones Lang LaSalle Limited - Macau Branch	Macau
Jones Lang LaSalle Limited - Prudential Tower Branch	Hong Kong
Jones Lang LaSalle Limited - Tesbury Centre	Hong Kong
Jones Lang LaSalle LLC	Russia
Jones Lang LaSalle Ltd (Ireland)	Ireland
Jones Lang LaSalle Ltd.	Bahamas
Jones Lang LaSalle Ltda.	Bolivia
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Ltda. (Fka Jones Lang LaSalle S.A.)	Brazil
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Management Services Ltd.	Hong Kong
Jones Lang LaSalle Management Services Pty Limited	Australia
Jones Lang LaSalle Management Services Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Meghraj Building Operations (NCR) Pvt Ltd	India
Jones Lang LaSalle Michigan, LLC	Michigan
Jones Lang LaSalle Midwest, LLC	Illinois
Jones Lang LaSalle Misr LLC	Egypt
Jones Lang LaSalle Multifamily Member, LLC	Delaware
Jones Lang LaSalle Multifamily, LLC	Delaware
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Northwest, LLC	Washington
Jones Lang LaSalle of New York, LLC	Delaware
Jones Lang LaSalle of Pennsylvania, Inc	Virginia
Jones Lang LaSalle Pension Trustees Ltd	England
Jones Lang LaSalle Procurement Funding Limited	England
Jones Lang LaSalle Procurement Ltd.	Cayman Islands
Jones Lang LaSalle Property Consultants (India) Private Ltd	India
Jones Lang LaSalle Property Fund Advisors Limited	Australia
Jones Lang LaSalle Property Management Services SARL	France
Jones Lang LaSalle Real Estate Brokerage Limited	Korea, Republic of
Jones Lang LaSalle Real Estate Services, Inc.	Ontario
Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Regent	England
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle Retail Asset Management GmbH	Germany
Jones Lang LaSalle Retail Gmbh	Germany
Jones Lang LaSalle S.p.A.	Italy
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle S.R.L.	Dominican Republic

Subsidiaries	Jurisdiction
Jones Lang LaSalle S.R.L.	Paraguay
Jones Lang LaSalle s.r.o.	Czech Republic
Jones Lang LaSalle Sarl	Luxembourg
Jones Lang LaSalle SAS	France
Jones Lang LaSalle SE	Germany
Jones Lang LaSalle SEA Limited	Hong Kong
Jones Lang LaSalle Secs	Luxembourg
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Services (Malta) Limited	Malta
Jones Lang LaSalle Services (Private) Limited	Pakistan
Jones Lang LaSalle Services AM LLC	Armenia
Jones Lang LaSalle Services APS	Denmark
Jones Lang LaSalle Services AS	Norway
Jones Lang LaSalle Services Bahrain, S.P.C.	Bahrain
Jones Lang LaSalle Services Gmbh	Germany
Jones Lang LaSalle Services LLC	Russia
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services Ltd	Ireland
Jones Lang LaSalle Services S.r.l.	Italy
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services Sarl	Switzerland
Jones Lang LaSalle Services SRL	Romania
Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle -Sociedade de Avaliações Imobiliárias, Unipessoal, Lda	Portugal
Jones Lang LaSalle Sp. z o.o.	Poland
Jones Lang LaSalle sprl	Belgium
Jones Lang LaSalle SSC (Philippines), Inc.	Philippines
Jones Lang LaSalle Strata Management Pty Limited	Australia
Jones Lang LaSalle Strategic Tax Consulting Pty Limited	Australia
Jones Lang LaSalle Surveyors (Shanghai) Company Limited	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Changsha Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Chengdu Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Chong Qing Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Hangzhou Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Hu Zhou Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Nanjing Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Nanning Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Ning Bo Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Property Assets Management	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Suzhou Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Wuhan Branch	China
JONES LANG LASALLE SURVEYORS (SHANGHAI) COMPANY LIMITED - Xi An 1st Branch	China
Jones Lang LaSalle Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Trinidad Limited	Trinidad and Tobago

Subsidiaries	Jurisdiction
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle Vietnam Company Limited	Vietnam
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital	Honduras
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang LaSalle, Sociedade de Mediacao Imobiliaria, S.A.	Portugal
Jones Lang Wootton Fund Management Limited	England
Jones Lang Wootton Insurance Services	England
Jones Lang Wootton International	England
Jones Lang Wootton Ltd	England
Jones Lang Wootton Property Management Services Ltd	Ireland
KHK Group Limited	England
King & Co Limited	England & Wales
King Sturge Gayrimenkul Danismanligi Limited Sirketi	Turkey
King Sturge Holdings Limited	England & Wales
King Sturge Hungary kft	Hungary
King Sturge Limited	Hong Kong
King Sturge Management SPRL	Belgium
King Sturge s.r.o	Czech Republic
LAC No. 1 Trustee Pty Ltd	Australia
LAC No. 2 Nominees Pty Ltd	Australia
LACPF No. 1 Trustee Pty Ltd	Australia
LACPF No. 2 Nominees Pty Ltd	Australia
LACPF No. 3 Nominees Pty Ltd	Australia
LACPF No. 4 Nominees Pty Ltd	Australia
LACPF No. 5 Nominees Pty Ltd	Australia
LairdsAin Limited	England & Wales
Lake Carolyn Holdings, LP	Delaware
Lake Carolyn REIT, LLC	Delaware
LAO V Alpha Logiport I Pte. Ltd. (fka LAOF IV China Logistics VIII Pte. Ltd.)	Singapore
LAO V Holdings Pte. Ltd. (fka LAOF IV Hakone Pte. Ltd.)	Singapore
LAO V Kishiwada Pte. Ltd.	Singapore
LAO V Logistics I Pte. Ltd. (FKA LAOF IV Logistics Pte. Ltd.)	Singapore
LAO V Serangoon Pte. Ltd.	Singapore
LAOF V Investments Pte. Ltd.	Singapore
LaSalle - VA Industrial GP, LLC	Delaware
LaSalle Acquisitions Corp.	British Columbia
LaSalle AIFM Europe Sàrl	Luxembourg
LaSalle Asia Opportunity II GP LLC	Delaware
LaSalle Asia Opportunity II Investors GP LLC	Delaware
LaSalle Asia Opportunity III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity Investors III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity Investors L.P.	England
LaSalle Asia Opportunity IV GP LTD	Cayman Islands

Subsidiaries	Jurisdiction
LaSalle Asia Opportunity V (Parallel) L.P.	Cayman Islands
LaSalle Asia Opportunity V GP Ltd.	Cayman Islands
LaSalle Asia Opportunity V Pte. Ltd.	Singapore
LaSalle Asia Recovery, L.L.C.	Delaware
LaSalle Asia Venture Co-Investment Trust	Delaware
LaSalle Blooms General Partner Limited	England
LaSalle Blooms Nominee 2 Limited	England
LaSalle Blooms Nominee Limited	England
LaSalle Canadian Income & Growth Fund III Limited Partnership	Ontario
LaSalle Canadian Income and Growth Fund II Limited Partnership	Manitoba
LaSalle CAVA Industrial Carryco, LLC	Delaware
LaSalle CAVA Industrial MM, LLC	Delaware
LaSalle CIG II GP Inc.	Ontario
LaSalle CIG III GP Inc.	Ontario
LaSalle CIG III Holdings GP Inc.	Ontario
LaSalle CIG III, Inc.	Ontario
LaSalle CIG IV GP Inc.	Ontario
LaSalle CIG IV Inc.	Ontario
LaSalle Co-Investment Limited Partnership	Delaware
LaSalle Co-Investment, L.L.C.	Delaware
LaSalle Courtyard Holdings, LLC	Delaware
LaSalle Direct General Partner Limited	England
LaSalle Euro Growth II S.à.r.l.	Luxembourg
LaSalle European Co-invest (Scotland) LLP	Scotland
LaSalle European Investments, L.L.C.	Delaware
LaSalle French Fund II Co-Investment GmbH	Germany
LaSalle French Fund II G.P., L.L.C.	Delaware
LASALLE FUND MANAGEMENT BV	Netherlands
LaSalle Funds General Partner Ltd	England
LaSalle Funds Management Limited	Australia
LaSalle Genco G.P., L.L.C.	Delaware
LaSalle German Income and Growth 2 Luxembourg S.A.R.L.	Luxembourg
LaSalle German Income and Growth G.P., L.L.C.	Delaware
LaSalle German Income and Growth LP	England
LaSalle German Income and Growth Luxembourg Sàrl	Luxembourg
LaSalle German Retail Venture (GP) LLP	England & Wales
LaSalle German Retail Venture GP, L.L.C.	Delaware
LaSalle GIG Investments, L.L.C.	Delaware
LaSalle GmbH	Germany
LaSalle GRV Investments, L.L.C.	Delaware
LaSalle Income & Growth Fund VI Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VI GP, L.L.C.	Delaware
LaSalle Income & Growth Fund VI, L.P.	Delaware
LaSalle Income & Growth Fund VII Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VII GP, L.L.C.	Delaware

Subsidiaries	Jurisdiction
LaSalle Investment (Luxembourg) SARL	Luxembourg
LaSalle Investment Limited Partnership II-A	Delaware
LaSalle Investment Management	England
LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
LaSalle Investment Management Australia Pty Ltd	Australia
LASALLE INVESTMENT MANAGEMENT BV	Netherlands
LaSalle Investment Management Co., Ltd. (FKA LaSalle Asset Management Co., Ltd.)	Korea, Republic of
LaSalle Investment Management Distributors, LLC	Delaware
LaSalle Investment Management Espana, S.L.U.	Spain
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Kapitalverwaltungsgesellschaft mbH (formerly LaSalle Vermögensverwaltungs GmbH)	Germany
LaSalle Investment Management Korea Yuhan Hoesa	Korea, Republic of
LaSalle Investment Management Luxembourg SARL	Luxembourg
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities B.V.	Netherlands
LaSalle Investment Management Securities Hong Kong Limited	Hong Kong
LaSalle Investment Management Securities, LLC	Maryland
LaSalle Investment Management, Inc.	Maryland
LaSalle Italia di LaSalle Liscate 1 SRL & C.SAS	Italy
LaSalle Italia SRL	Italy
LaSalle Japan Logistics II GP Ltd	Cayman Islands
LaSalle Japan Logistics III GP Ltd	Cayman Islands
LaSalle Japan Logistics Investors II GP Ltd.	Cayman Islands
LaSalle LIC II A GP Ltd	Cayman Islands
LaSalle LIC II B G.P., LLC	Delaware
LaSalle Liscate 1 SRL	Italy
LaSalle Logistics GP LLC	Delaware
LaSalle LRF III Feeder, LP	Scotland
LaSalle Mariner Co-Investment Fund Carryco, L.L.C.	Delaware
LaSalle Mariner Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Mariner Co-Investment Fund Holdings, L.L.C.	Delaware
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Fund I Investors A G.P., LLC	Delaware
LaSalle Mexico Fund I Investors A, L.P.	Québec
LaSalle Mexico Fund I, L.P.	Québec
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle North American Holdings, Inc.	Delaware
LaSalle Paris Office Venture General Partner, L.L.C.	Delaware
LaSalle Partners (Mauritius) Pvt Ltd	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de R. L. de C. V.	Mexico
LaSalle Plaza 100, L.L.C.	Delaware
LaSalle Property Fund GP Holdings, LLC	Delaware

Subsidiaries	Jurisdiction
LaSalle Property Fund GP, L.P.	Delaware
LaSalle Property Fund GP, LLC	Delaware
LaSalle Property Fund Investors, L.P.	Cayman Islands
LaSalle Property Fund REIT, Inc.	Maryland
LaSalle Property Fund, L.P.	Delaware
LaSalle Ranger Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Ranger Co-Investment Fund II G.P., L.L.C.	Delaware
LaSalle Ranger Co-Investment Fund III G.P., L.L.C.	Delaware
LaSalle Ranger II Carry, L.L.C.	Delaware
LaSalle Ranger III Carry, L.L.C.	Delaware
LaSalle Real Estate Debt Strategies (TSA) (GP) LLP	England & Wales
LaSalle Real Estate Debt Strategies II (GP) LLP	Scotland
LaSalle Real Estate Debt Strategies III SCSp	Luxembourg
LaSalle REDS GP Inc.	Delaware
LaSalle REDS III GP Sarl	Luxembourg
LaSalle REDS TSA GP LLC	Delaware
LaSalle REIT Advisors K.K. (fka LaSalle Logistics Investment Advisors K.K.)	Japan
LaSalle Residential Finance (GP) LLP	England & Wales
LaSalle Residential Finance Fund GP, Inc.	Delaware
LaSalle Salt River Carry, L.L.C.	Delaware
LaSalle Special Situations Carry GP LLC	Delaware
LaSalle Student Housing, L.L.C.	Delaware
LaSalle UK Property Services Limited	England & Wales
LaSalle UK Special Situations Real Estate (GP) LLP	England & Wales
LaSalle UK Ventures (General Partner) Limited	England
LaSalle UK Ventures Co-Investment 2 Sàrl	Luxembourg
LaSalle UKSS I GP, Ltd.	Cayman Islands
LaSalle UKV Co-Investor GP LLC	Delaware
LaSalle UKVA GP LLC	Delaware
LAVA (General Partner) LLP	England & Wales
LaVA Carry (Scotland) L.P.	Scotland
LaVA Feeder (Scotland) LP	Scotland
Lead Fast Investments Limited	Hong Kong
Leechiu & Associates	Philippines
Lexington MKP Management L.P.	Delaware
LGIG 2 MK II LP	Luxembourg
LGIG 2 Objekt MK 12 Sàrl	Luxembourg
LGIG OLS & HKS Sàrl	Luxembourg
LIC II (General Partner) Limited	England
LIC II CarryCo A, LLC	Delaware
LIC II CarryCo B, LLC	Delaware
LIC Lafayette Manager, Inc.	Delaware
Light bluu Limited	England
LIM Advisory Services Sàrl	Luxembourg
LIM Associates, L.L.C.	Delaware

Subsidiaries	Jurisdiction
LIM Consejeros, S. de R.L. de C.V.	Mexico
LIM Management Mexico, S. de R.L. de C.V.	Mexico
LIM NATM, LLC	Delaware
LMF Investments, LLC	Delaware
LPF 100 Oaks, Inc.	Delaware
LPF 1050 Battery, Inc.	Delaware
LPF 11101 Etiwanda, Inc.	Delaware
LPF 1125 Jefferson, LLC	Delaware
LPF 12th St. Garage, Inc.	Delaware
LPF 156 William Street, LLC	Delaware
LPF 16M, LLC	Delaware
LPF 2nd St. Garage, LLC	Delaware
LPF 3100 Atlanta Southpark, LLC	Delaware
LPF 4644 Atlanta Southpark, LLC	Delaware
LPF 50 Green, Inc.	Delaware
LPF 505 Mezz Lender, LLC	Delaware
LPF 505 State, LLC	Delaware
LPF 610 Broadway, Inc.	Delaware
LPF 705 Union Station, LLC	Delaware
LPF 740 Romeoville, LLC	Delaware
LPF 7605 Jessup, LLC	Delaware
LPF Addison, LLC	Delaware
LPF Bloomington, Inc.	Delaware
LPF Canvas, Inc.	Delaware
LPF Coppell Trade Center, LLC	Delaware
LPF Core Terminals II, LLC	Delaware
LPF Core Terminals, LLC	Delaware
LPF Douglas Hill Distribution Center, LLC	Delaware
LPF Evergreen Medical Center Trustee, LLC	Delaware
LPF Geneva Commons, LLC	Delaware
LPF Gilbert House, LLC	Delaware
LPF La Mirada, Inc.	Delaware
LPF Meadowlands, LLC	Delaware
LPF Millennium Financial Center, LLC	Delaware
LPF NW Portland, LLC	Delaware
LPF One Braselton, LLC	Delaware
LPF One Lombard, Inc.	Delaware
LPF One Virginia Square, LLC	Delaware
LPF Optima II Equity, LLC	Delaware
LPF Orlando Vineland LLC	Delaware
LPF Pearl West, LLC	Delaware
LPF Redondo Beach, Inc.	Delaware
LPF Sagamore, Inc.	Delaware
LPF San Jose Retail, Inc.	Delaware
LPF San Leandro, Inc.	Delaware

Subsidiaries	Jurisdiction
LPF Senate Square, LLC	Delaware
LPF Slate, LLC	Delaware
LPF TRS Truck Terminals, Inc.	Delaware
LPF Villages Domain, LLC	Delaware
LPF West Chester Medical Plaza Trustee, LLC	Delaware
LPF WestPointe, LLC	Delaware
LPF Woodview, LLC	Delaware
LPF WTC East, LLC	Delaware
LPF Yerba Buena, Inc.	Delaware
LPF/MS LLC	Delaware
LPI (Australia) Holdings Pty Limited	Australia
LRA MKP TRS L.P.	Delaware
LREDS II PF, L.P.	Delaware
LS Alberta III-A, L.P.	Alberta
LS Alberta III-C, L.P.	Alberta
LUKSS I Carry Partner L.P.	Delaware
LUKV Carry Jersey Limited	United Kingdom
LUKV/CPP Co-Investment, L.P.	Delaware
Merlin UK Property Investments, L.L.C.	Delaware
Merlin UK Property Venture GP Limited	Cayman Islands
Merritt & Harris, Inc.	New York
Montagne Nominee Inc./Fiduciaire Montagne Inc.	Ontario
Montenach Nominee Inc.	Ontario
Morii Appraisal & Investment Consulting Inc.	Japan
NATMI LPF Bloomington, LP	Delaware
NATMI LPF Core, LLC	Delaware
NATMI National FX Properties, LLC	Delaware
NATMI National Truck Terminals II, LLC	Delaware
NATMI National Truck Terminals, LLC	Delaware
New England - Jones Lang LaSalle, LLC	Virginia
Oxford (GP) LLP	England & Wales
Oxford General Partner Limited	England & Wales
Pine Tree Investment Holdings Pte. Ltd.	Singapore
PMR Pension Trustees Limited	England
Precision Engineering Services Limited	Hong Kong
Premier Cleaning Services Ltd	Hong Kong
Privilege Services Limited	Hong Kong
Property Linx Pty Ltd	Australia
PT Jones Lang LaSalle	Indonesia
Real Ventures (Funding) Limited	England
Red Blue Fund Management Limited	England & Wales
Residencial Parque San Antonio, S. de R.L. de C.V.	Mexico
Residencial Playa del Carmen, S. de R.L. de C.V.	Mexico
Residential Management Services Ltd	Hong Kong
Riverstock 124 Nominee Inc.	Ontario

Subsidiaries	Jurisdiction
Rogers Chapman UK Ltd	England
Salt River Investors GP, LLC	Delaware
Salta Ltd	England
SBR Continental Europe GP, LLC	Delaware
SilverPlace, LLC	Maryland
Sovereign Asian Properties Inc.	Mauritius
Spar Drive Nominee Inc.	Ontario
Spaulding and Slye Federal Services LLC	Delaware
Special Situations RAM (GP) LLP	England & Wales
TBC Nominee, Inc.	British Columbia
TDC/URSA Hoboken Sales Center, LLC	New Jersey
Terrace Hill Development Partnership (GP) Ltd	England
Tetris Amenagement SARL	Morocco
TETRIS Arquitectura, S.L	Spain
Tétris Design & Build s.r.o.	Czech Republic
Tetris Design & Build Sàrl	Switzerland
Tetris Design & Build sprl	Belgium
Tetris Design and Build Sarl	Luxembourg
Tetris Projects GmbH	Germany
TeTriSolutions LLC	Russia
The Long Beach Management Services Ltd	Hong Kong
Triangle General Partner Limited	England & Wales
Utrillo Ltd	Ireland
Wonderment BV	Netherlands
Workplace Projects Private Limited	India